Exhibit 10.3

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Name
Address
City, State Zip

You have been granted an option to purchase Public Common Stock of HESKA CORPORATION, (the "Company"):

Option No.    0000XXXX

Date of Grant    3/7/2018

Vesting Commencement Date    3/7/2018

Exercise Price Per Share    $69.77000

Total Number of Shares Granted    X,XXX

Total Price of Shares Granted    $XX,XXX.XX

Type of Option    Incentive or NonQualified Stock Option

Expiration Date    X/X/XXXX

Vesting Schedule:

The shares granted shall become vested and exercisable as follows, subject to Optionee’s continued status as an Employee or Consultant on such dates.

Shares	Vest Type	Full Vest
X,XXX	Annually	3/7/2019
X,XXX	Annually	3/7/2020
X,XXX	Annually	3/7/2021

The grant will vest in full in the event of a Change of Control.

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by both the terms and conditions of the 1997 Stock Incentive Plan and the attached Stock Option Agreement.

Exhibit 10.3

OPTIONEE:	HESKA CORPORATION, a Delaware corporation

Signature: Name	By: Title: Chief Operating Officer, Chief Strategist and Secretary